UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2014

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road
Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events

On August 19, 2014, Motorola Solutions, Inc. (the “Company”) closed the public underwritten offering (the “Offering”) of (i) $400,000,000 in aggregate principal amount of 3.500% notes due 2021 (the “2021 Notes”), (ii) $600,000,000 in aggregate principal amount of 4.000% notes due 2024 (the “2024 Notes”) and (iii) $400,000,000 in aggregate principal amount of 5.500% notes due 2044 (the “2044 Notes” and together with the 2021 Notes and the 2024 Notes, the “Notes”). The Notes were issued pursuant to an Indenture dated as of August 19, 2014 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by an Officers’ Certificate, dated August 19, 2014 (the “Officers’ Certificate”).  The Notes were offered and sold pursuant to a registration statement on Form S-3 (File No. 333-181223) under the Securities Act of 1933, as amended.

The Indenture is filed as Exhibit 4.1, the Officers’ Certificate is filed as Exhibit 4.2, and specimen copies of the 2021 Notes, 2024 Notes and 2044 Notes are filed as Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5, respectively, to this Current Report on Form 8-K and each is incorporated herein by reference.  The foregoing description of the Notes and the other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)              Exhibits

Exhibit 4.1	Indenture dated as of August 19, 2014 between Motorola Solutions, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 4.2	Officers’ Certificate of Motorola Solutions, Inc., dated as of August 19, 2014.

Exhibit 4.3	Specimen 3.500% Senior Note due 2021.

Exhibit 4.4	Specimen 4.000% Senior Note due 2024.

Exhibit 4.5	Specimen 5.500% Senior Note due 2044.

Exhibit 5.1	Opinion of Winston & Strawn LLP.

Exhibit 23.1	Consent of Winston & Strawn LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC.
(Registrant)
	By:	/s/ Robert O’Keef
Name: Robert O’Keef
Title: Corporate Vice President and Treasurer

Dated: August 19, 2014

EXHIBIT INDEX

Number	Exhibit

Exhibit 4.1	Indenture dated as of August 19, 2014 between Motorola Solutions, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 4.2	Officers’ Certificate of Motorola Solutions, Inc., dated as of August 19, 2014.

Exhibit 4.3	Specimen 3.500% Senior Note due 2021.

Exhibit 4.4	Specimen 4.000% Senior Note due 2024.

Exhibit 4.5	Specimen 5.500% Senior Note due 2044.

Exhibit 5.1	Opinion of Winston & Strawn LLP.

Exhibit 23.1	Consent of Winston & Strawn LLP (included in Exhibit 5.1).